UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2024

Taysha Gene Therapies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39536	84-3199512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Pegasus Park Drive, Suite 1430 Dallas, Texas	75247
(Address of Principal Executive Offices)	(Zip Code)

(214) 612-0000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	TSHA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The information contained in the section titled “Preliminary Financial Information” in Exhibit 99.2 to this Current Report on Form 8-K is hereby incorporated into this Item 2.02 by reference.

The information set forth in this Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On June 25, 2024, Taysha Gene Therapies, Inc. (the “Company”) issued a press release announcing that it had commenced an underwritten public offering of shares of its common stock and pre-funded warrants (the “Offering”) pursuant to an effective shelf registration statement on Form S-3 (File No. 333-260069) (the “Registration Statement”) and a related prospectus and prospectus supplement, in each case filed with the Securities and Exchange Commission (the “SEC”). A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Offering, the Company filed a preliminary prospectus supplement to the Registration Statement on June 26, 2024, the date of its first use. The preliminary prospectus supplement described certain elements of the Company’s business strategy, preclinical and clinical pipeline, the Company’s cash position as of May 31, 2024 and certain updated and additional risk factors, including those attached as Exhibit 99.2 and incorporated by reference herein.

The disclosures on this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “expects,” “intends,” “projects,” “plans,” and “future” or similar expressions are intended to identify forward-looking statements. Forward-looking statements include statements concerning the Company’s anticipated public offering, including the uncertainties related to market conditions and the completion of the public offering on the anticipated terms, if at all. Forward-looking statements are based on management’s current expectations and are subject to various risks and uncertainties that could cause actual results to differ materially and adversely from those expressed or implied by such forward-looking statements. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Risks regarding the Company’s business are described in detail in its SEC filings, including in the Company’s Annual Report on Form 10-K for the full-year ended December 31, 2023, and the Company’s Quarterly Report on Form 10-Q, which is available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that the Company makes from time to time with the SEC. These forward-looking statements speak only as of the date hereof, and the Company disclaims any obligation to update these statements except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release, dated June 25, 2024.

99.2	Additional Business Information.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Taysha Gene Therapies, Inc.

	By:	/s/ Kamran Alam
Date: June 26, 2024		Kamran Alam
Chief Financial Officer